Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.26
FOURTH AMENDMENT TO
PRIVATE LABEL BANKING PROGRAM AGREEMENT

This FOURTH AMENDMENT TO THE PRIVATE LABEL BANKING PROGRAM
AGREEMENT, dated as of December 1, 2018 (the "Fourth Amendment Effective Date"), is by and between T-MOBILE USA, INC., a corporation organized and existing under the laws of Delaware, with offices located at 12920 SE 38th Street, Bellevue, Washington 98006-1250 ("Company"), and CUSTOMERS BANK, a Pennsylvania state-chartered banking institution with a mailing address of 99 Bridge Street, Phoenixville, Pennsylvania 19460 ("Bank"), and amends the Agreement (as defined below) (this "Fourth Amendment"). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, Bank and Company entered into that certain Private Label Banking Program Agreement, effective as of February 24, 2017, which sets forth each Party's rights and responsibilities with respect to developing, marketing, and offering the Program (the "Agreement");

WHEREAS, Bank and Company entered into that certain First Amendment to the Agreement, dated as of September 30, 2017, that certain Second Amendment to the Agreement, dated as of September 30, 2017, and that certain Third Amendment to the Agreement, dated as of December 21, 2017, in each case, to amend or set forth certain terms and conditions of the Agreement; and

WHEREAS, Bank and Company desire to enter into this Fourth Amendment to the Agreement to set forth additional terms and conditions to govern Bank's provision of customer support services to T-Mobile Customers in connection with the Program.

NOW, THEREFORE, in consideration of the promises, covenants, and agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	AMENDMENTS TO THE AGREEMENT

1.1    Section 7(a)(vii) of Exhibit D to the Agreement is hereby amended by adding, at the end thereof, the following:

"Without limiting the generality of the foregoing, Bank shall provide all customer-support services to T-Mobile Customers in connection with the Program and the T-Mobile Financial Services (collectively, the "Customer Support Services"). Subject to Section 8.1(h) of this Agreement, the Parties agree that Bank may use a third-party service provider to provide all or any part of the Customer Support Services; provided, that, Company may review Bank's use of such third-party service provider to provide the Customer Support Services annually and may require Bank to cease using such third-party service provider in connection with the Customer Support Services. If Company requires Bank to cease

Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

using such third-party, an appropriate agreed upon timeframe for transition of the Customer Support Services to a new service provider will be established, and [***]. If Bank uses a third-party service provider to provide all or any part of the Customer Support Services, then Bank shall ensure that such third-party complies with all of the obligations of Bank set forth in Schedule 7(a)(vii) as if such third party service provider were "Bank."

1.2    The Agreement is hereby amended by inserting, after Exhibit D, the new Schedule 7(a)(vii) to Exhibit D attached hereto as Attachment A.

Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

ATTACHMENT A TO THE FOURTH AMENDMENT

SCHEDULE 7(a)(vii) TO EXHIBIT D
CERTAIN CUSTOMER SUPPORTSERVICES

1.Provision of Customer Support Services, Management and Personnel.

(a)    Generally. Bank shall provide the Customer Support Services to T-Mobile Customers through various channels, [***]. Without limiting the generality of the foregoing, Bank shall have and maintain a toll-free telephone number to be used by T-Mobile Customers in connection with the Customer Support Services. Bank shall provide the Customer Support Services [***] hours a day, [***] days a week in a manner that ensures a superior customer experience. Bank shall ensure that all individuals involved in the provision of the Customer Support Services possess the requisite knowledge about the Program and the T-Mobile Financial Services to provide the Customer Support Services in a competent manner.

(b)    In connection with the Customer Support Services, including fraud support, Bank shall provide (i) all shared-support services for scheduling, forecasting, and monitoring, in real time, the provision of the Customer Support Services, (ii) all management information systems, reporting services, and analytics, including any support for any of the foregoing, and (iii) all information technology and helpdesk services and monitoring related to the Customer Support Services.

(c)    Bank shall have and maintain a detailed plan, and the capability to support, the transfer of T-Mobile Customers to Bank for the purpose of Bank providing the Customer Support Services to such T-Mobile Customers in accordance with the requirements established by Company from time to time.

(d)    Bank shall have and maintain a quality-control program for the Customer Support Services (the "QC Program"), which QC Program will be subject to Company's review and approval. To the extent Bank makes any material changes to the QC Program, Bank shall notify Company of such changes and obtain Company's written consent to such changes prior to implementing such changes. Without limiting the generality of the foregoing, the QC Program shall meet or exceed the following guidelines:

(i)    Bank shall implement and maintain a call recording system to create audio call recordings and text files, where applicable, of all contacts initiated by T-Mobile Customers (each, a "Customer Contact") and shall maintain full access to and ability to retrieve such audio recordings and text files for all Customer Contacts for no less than one (1) year for audio recordings/four (4) years for text files following the occurrence of such Customer Contacts. Bank shall make available to Company and its auditors a mutually agreed upon and approved (by Bank and Company's legal and compliance) solution for listening to live or recorded Customer Contacts on-site and remotely. Company will use any such recordings of conversations with T-Mobile Customers solely for internal purposes associated with the Program including, assessing quality

Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

assurance, investigation, fraud or training.

(ii)    Bank shall participate in regularly scheduled, but not more than quarterly unless Company deems reasonably necessary, quality-calibration sessions with Company.

(iii)    Subject to Applicable Law, Bank shall implement reasonable non-banking related suggestions provided by Company for customizing scripts to be used in connection with the Customer Support Services.

(iv)    Bank shall provide feedback and recommendations with respect to any scripts, processes, call flows, FAQs, or other knowledge-based tools used in connection with the Customer Support Services that have resulted in, or could result in, complaints or negative feedback from T-Mobile Customers.

(e)    FAQs. Subject to Applicable Law, Bank shall provide Company with access to a list of frequently asked non-banking or regulatory questions, Bank contact information, as well as product related questions to be used in Company's retail outlets and call centers prior to the launch of the Program (the "FAOs"). The initial FAQs shall address questions and issues that Bank anticipates could arise in connection with sales and the Customer Support Services. Thereafter, Bank shall update the FAQs on a regular basis to reflect common questions and issues that arise in connection with sales and the Customer Support Services.

(f)    Periodic Reviews. Bank shall use reasonable efforts to ensure that appropriate individuals involved in the provision of the Customer Support Services attend periodic review meetings with Company and participate in periodic, operational conference calls with Company, in each case, as determined by Company.

(g)    Assessment of the Implementation of a Social Media Monitoring Program. Bank [***] will prepare and deliver to T-Mobile [***] an assessment of efforts and [***] to implement the [***]. After review of the assessment, T-Mobile in its sole discretion may decide to proceed with the implementation of the [***] Tool. The [***] Tool assessment will include the following:

(i)	[***]

a.	[***]

(ii)	[***]

a.	[***]

Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

b.	[***]

c.	[***]

(iii)	[***]

a.	[***]

b.	[***]

c.	[***]

d.	[***]

e.	[***]

(iv)	Reporting / SLAs

a.	Reporting on volumes to help communicate trending or systemic issues, and service levels related to customers who have been transferred over.

b.	Any compliance or regulatory reporting to ensure communications with customers are secure and auditable

2.	Management and Personnel.

(a)    Generally. Bank, [***], shall provide and maintain the following positions in connection with the Customer Support Services: [***]

Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

[***].

(b)	Agents.

(i)    Generally. The Customer Support Services will be provided by the following types of Customer Support Agents: [***]. Bank will provide agents for future, mutually agreed upon and approved channels.

(ii)    Bilingual agents. As of the launch of the Program for commercial use, Bank shall ensure that at least [***] percent [***] of the Customer Support Agents at each Customer Service Center are bilingual in English and Spanish and possess the ability to read, write, and communicate fluently in both English and Spanish to (1) support both English- and Spanish language queues, as needed, and (2) understand all training materials, modules, and programs related to the Program and the Customer Support Services. Bank shall promptly provide additional Customer Support Agents that meet the above requirements at each Customer Service Center if additional bilingual Customer Support Agents are appropriate in light of volume or business requirements or are otherwise requested by Company.

(iii)    Training. Bank shall provide training resources to support new-hire and recurrent training needs for new and then-current Customer Support Agents. Bank shall develop and provide training materials, modules, and programs related to the Program and the Customer Support Services. In addition, Bank shall develop and provide recurring training materials, modules, and programs related to the Program and the Customer Support Services to ensure a superior customer experience. Bank and Company shall agree to the content, quality, completeness, and delivery of such training materials, modules, and programs prior to the execution thereof. Without limiting the generality of the foregoing, Bank and Company agree that the training materials, modules, and programs shall include (1) compliance training, soft-skills and communications training, Program-specific product training (e.g., training related to the T-Mobile Financial Services), product-branding training, and Company culture training no less than once annually, (2) training-facilitator guides, (3) hands-on activities and exercises to develop communications skills (including soft skills), and (4) testing, on a material-, module-, and program-specific basis, to certify Customer Support Agents and Customer Service Center management. Bank reserves the right to take a "train-the-trainer" approach with respect to the training obligations set forth herein.

(c)    Background Checks. Bank shall conduct or require its third parties to conduct background checks on all management and personnel involved in the Customer Support Services in accordance with Applicable Law and industry best practices. Background checks shall include criminal records. In addition, T-Mobile may request that Bank conduct periodic individual employee background checks during the course of an investigation. Without limiting the generality of the foregoing, all background checks shall include, at minimum, all counties of employment and residence for the last seven (7) years for the prospective employee, as well as

Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

state and federal records. No prospective or current employee who has been convicted of a non pardoned felony (or equivalent charge), a gross misdemeanor, any misdemeanor relating to computer security or theft, violence, or fraud; or a breach of trust or act of dishonesty that is related to the job duties performed should be involved in the provision of Services. Costs incurred for background checks shall be Bank's responsibility.

3.	Customer Service Centers.

(a)    Bank shall be responsible for establishing and running each Customer Service Center at its own cost and expense, including all resources, premises, sites, systems, networks, hardware, software, and other equipment necessary to provide the Customer Support Services. Bank shall obtain or require its third parties to obtain and maintain all necessary rights, permits, and licenses to use each Customer Service Center and shall comply with all applicable registration, licensing, permitting, approval, and other governmental requirements to perform the Customer Support Services from such Customer Service Center.

(b)    Bank represents that, as of the launch of the Program for commercial use, Bank will maintain one (1) Customer Service Center located in [***], and that the Customer Support Services will be provided from such Customer Service Center. If Bank wishes to provide the Customer Support Services from a location other than the Customer Service Center in [***], then Bank shall provide Company with all information requested by Company with respect to such location and shall obtain Company's written consent prior to providing the Customer Support Services from such location. If Bank provides the Customer Support Services from a location other than the Customer Service Center in [***] and its Disaster Recovery site without Company's prior written consent, then Bank shall be deemed to be in material breach of the Agreement. Company agrees to provide a response to any Bank request to provide the Customer Support Services from a location other than the Customer Service Center in [***],

(c)    Bank agrees that each Customer Service Center will be designated for providing the Customer Support Services. To the extent that services other than the Customer Support Services are provided from a Customer Service Center, Bank shall ensure that a portion of such Customer Service Center is dedicated solely to providing the Customer Support Services and is branded for the Program prior to the launch of the Program for commercial use.

(d)     Notwithstanding the foregoing, Company agrees that Bank's third-party service provider may use investigators located in locations other than the Customer Service Center, and that such investigators may provide incidental Customer Support Services in performing their duties.

4.	Minimum Service Levels for the Customer Support Services.

(a)    Generally. Bank shall provide the Customer Support Services in accordance with the following service levels (each, a "CSS Service Level"):

(i)    Bank shall maintain an abandonment rate of no more than [***] percent [***]

Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

on all Customer Contacts.

(ii)    Bank shall resolve no less than [***] percent [***] of all Customer Contacts on a first-time basis as calculated using the aggregate One Call Resolution reports described in Section 5(a) below.

(iii)    Bank shall answer no less than [***] percent [***] of all Customer Contacts within [***] seconds.

(iv)    Bank will use best efforts to maintain a Customer Contact quality score of no less than [***] percent [***] based on the Inbound Quality Call Review criteria provided on Exhibit 4(a)(iii) attached hereto and as otherwise established by Company from time to time

(b)    Nonperformance. If Bank fails to comply with any CSS Service Level (each, a "CSS Service Level Failure"), then Bank shall provide to Company a plan for correcting such CSS Service Level Failure within five (5) days following Bank's identification of the CSS Service Level Failure, which plan shall be subject to Company's approval, and Bank shall correct such CSS Service Level Failure. All the terms of the Agreement and Exhibit C shall apply to CSS Service Levels.

5.	Monitoring and Reporting Key Performance Indicators.

(a)    Generally. Bank shall regularly provide reports that summarize the performance of Customer Service Center management and Customer Support Agents. In addition, Bank shall prepare and provide to Company reports that detail the following information:

(i)    Bank's performance relative to each CSS Service Level;

(ii)	Bank's average speed of answering each Customer Contact;

(iii)	the number of Customer Contacts received, handled, and abandoned;

(iv)	the resolution time for each Customer Contact;

(v)	the maximum number of Customer Contacts in queue at any given time;

(vi) the longest wait time and the average wait time for each Customer
Contact;
(vii) the average amount of time to abandon each Customer Contact;
(viii) the average amount of hold time for each Customer Contact;

(ix)    the average amount of time to work each Customer Contact following the completion of each Customer Contact;

Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(x)	the average amount of interaction time for each Customer Contact; and

(xi)    the total number of transfers of Customer Contacts (percentage and number of calls)

(xii)	Aggregate One Call Resolution Reports (based on an audited sample).

(b)    The reports prepared and provided by Bank may be updated from time to time upon the mutual agreement of the Parties.

(c)    Bank shall implement a net promoter program to monitor, evaluate, and report on overall customer experience.

6.Fees and Pricing. The following table and subsections (a) – (d) are appended to the end of Exhibit B of the Agreement.

[***]
Site & Service	English	Bilingual (English/Spanish)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]
Fee	Price	Description
[***]	[***]
[***]	[***]
[***]	[***]	[***]

Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(a)    Bank will charge Company only for [***].

(b)    Bank and Company agree to review and negotiate [***].

(c)    Without limiting the generality of the requirements applicable to invoicing under the Agreement, for each invoice that Bank provides to Company for the Customer Support Agent fees, such invoice shall indicate (1) [***].

(d)    The maximum number of training hours per Customer Service Agent [***] for which Customer is obligated to pay will not exceed [***]

Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

[***].

(e)    [***] Tool Assessment. [***].

7.	Compliance and Audits.

(a)    Bank shall ensure that each Customer Service Center and the Customer Support Services are provided in accordance with the confidentiality, information security, and privacy requirements under the Agreement, including Exhibit J. Without limiting the generality of the foregoing, Bank shall (a) prohibit the use of cell phones and other personal devices, (b) maintain a paperless environment, (c) lock down desk tops, (d) secure entrances with badge access readers and maintain access logs, and (e) install and monitor security cameras, firewalls, logging facilities, anti-virus, endpoint protection, web blocking, and other security protocols in accordance with the PCI Standards.

(b)    Bank represents, warrants, and covenants that (i) disaster recovery, business resumption, and contingency plans are and will remain in place in connection with each Customer Service Center and the Customer Support Services, (ii) such disaster recovery, business resumption, and contingency plans do and will comply with industry best practices and Applicable Law, and (iii) such disaster recovery, business resumption, and contingency plans do and will prevent any interruption or impairment to each Customer Service Center and the Customer Support Services.

(c)    Upon at least [***] days’ notice to Bank, Company may conduct site visits and audits of all Customer Service Centers from time to time to evaluate Bank’s compliance with this Schedule 7(a)(vii) to Exhibit D. Bank will make reasonable efforts to accommodate notices of less than 15 days.

IN WITNESS WHEREOF, this Fourth Amendment is executed by the Parties’ authorized officers or representatives and shall be effective as of the date first above-written.

CUSTOMERS BANK		CUSTOMERS BANK (CUBI)

By:	/s/ [***]	By:	/s/ [***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]
Date:	12-1-18	Date:	12/3/18

DocuSigned by:
T-Mobile Legal Approval By:
/s/ [***]

Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 4(a)(iii)
Inbound Quality Call Review Criteria

Cobalt CARE QA Form 2018	Agent:
Avaya Id:
Record ID:
Date&Time:
NPS:
Ticket No:
RATING
	Weights:	Possible	Earned	QA
P.A.C.E	100	100	100	Rating	QA Disposition	QA Disposition	QA Disposition	Quality Analyst Comments
P - Promises kept. Do what you said you will do.	[***]	[***]	[***]	[***]
A - As soon as possible. Resolve the customer issue ideally by sundown, at most 24 hours.	[***]	[***]	[***]	[***]
C - Correct information is always given to the customer. Listen carefully to understand the true customer question and then answer it accurately and fully.	[***]	[***]	[***]	[***]
E - Empathy and respect are part of each customer interaction. We talk with a smile on our face. Be happy.	[***]	[***]	[***]	[***]
Final Score			[***]	[***]

Actions/Expectations of the Specialist
1. 2. 3.